SIXTH AMENDMENT TO FINANCING AGREEMENT

         This SIXTH AMENDMENT TO FINANCING AGREEMENT (this "Amendment"), dated as of July 18,2000, is entered into by and among SHARPER IMAGE CORPORATION, a Delaware corporation (the "Borrower") and THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation ("CITBC"), and amends that certain Financing Agreement, dated September 21, 1994 (as the same is in effect immediately prior to the effectiveness of this Amendment, the "Existing Financing Agreement" and as the same may be amended, supplemented or modified and in effect from time to time, the "Financing Agreement"), by and between the Borrower and CITBC. Capitalized terms used and not otherwise defined in this Amendment shall have the same meanings in this Amendment as set forth in the Financing Agreement.

                                    RECITAL

         The Borrower has requested that CITBC amend various provisions of the Existing Financing Agreement, and CITBC is willing to agree to so amend the Existing Financing Agreement on the terms and subject to the conditions set forth below.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

         SECTION 1. Amendments. On the terms of this Amendment and subject to the satisfaction of the conditions precedent set forth below in Section 2, CITBC and the Borrower hereby agree as follows:

                  (a) Clause (c) of the definition of "Line of Credit" set forth in Section 1 of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

                           "(c) July 18 -  December 31, 2000     $31,000,000"

                  (b) For the period commencing July 18, 2000 and ending September 30, 2000, the limit on the aggregate amount of Eligible Ordered Inventory computed pursuant to clauses (a) and (b) of Section 3, Paragraph 1 of the Financing Agreement set forth in the proviso to such paragraph shall hereby be temporarily increased from "$6,500,000" to "$14,500,000".

                  (c)  For  the  period   commencing  July 18, 2000  and  ending
September 30, 2000, the limit on documentary Letters of Credit set forth in clause (i) of the first sentence of Section 4, Paragraph 1 of the Financing Agreement shall hereby be temporarily increased from "$15,000,000" to "$26,000,000".


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

         SECTION 2.  Conditions to  Effectiveness.  The  amendments set forth in
Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of all such conditions being referred to as the "Amendment Effective Date"):

                  (a) On or before the Amendment Effective Date, CITBC shall have received this Amendment, duly executed and delivered by the Borrower.

                  (b) On or before the Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this Amendment, and all documents incidental thereto, shall be reasonably satisfactory in form and substance to CITBC and its counsel, and CITBC and such counsel shall have received all such counterpart originals or certified copies of such documents as they may reasonably request.

                  (c) On or before the Amendment Effective Date, CITBC shall have received a legal documentation fee of $1,500, which fee shall be fully earned as of the date hereof.

                  (d) Each of the representations and warranties set forth in this Amendment shall be true and correct as of the Amendment Effective Date.

         SECTION 3. Representations and Warranties. In order to induce CITBC to enter into this Amendment and to amend the Existing Financing Agreement in the manner provided in this Amendment, the Borrower represents and warrants to CITBC as of the Amendment Effective Date as follows:

                  (a) Power and Authority. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Existing Financing Agreement as amended by this Amendment (hereafter referred to as the "Amended Financing Agreement").

                  (b) Authorization of Agreements. The execution and delivery of this Amendment by the Borrower and the performance of the Amended Financing Agreement by the Borrower have been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by the Borrower.

                  (c) Enforceability. The Amended Financing Agreement constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general. The enforceability of the obligations of the Borrower hereunder is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).


Sixth Amendment to Financing Agreement v2       2

                  (d) No Conflict. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Amended Financing Agreement do not and will not (i) contravene, in any material respect, any provision of any law, regulation, decree, ruling, judgment or order that is applicable to the Borrower or its properties or other assets, (ii) result in a breach of or constitute a default under the charter, bylaws or other organizational documents of the Borrower, or any material agreement, indenture, lease or instrument binding upon the Borrower or its properties or other assets or (iii) result in the creation or imposition of any liens on its properties other than as permitted under the Financing Agreement.

                  (e) Governmental Consents. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment.

                  (f) Representations and Warranties in the Financing Agreement. The Borrower confirms that as of the Amendment Effective Date the representations and warranties contained in Section 6 of the Financing Agreement are (before and after giving effect to this Amendment) true and correct in all material respects (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct as of such specific date) and that no Default or Event of Default has occurred and is continuing.

         SECTION 4. Miscellaneous.

                  (a)  Reference  to  and  Effect  on  the  Existing   Financing
Agreement.

                           (i) Except as specifically  amended by this Amendment
and the documents executed and delivered in connection herewith, the Existing Financing Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                           (ii) The execution and delivery of this Amendment and
performance of the Amended Financing Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of CITBC under, the Existing Financing Agreement or any agreement or document executed in connection therewith.

                           (iii) Upon the conditions  precedent set forth herein
being satisfied, this Amendment shall be construed as one with the Existing Financing Agreement, and the Existing Financing Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

                  (b) Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses incurred in connection with this Amendment will be paid in accordance with Section 7, Paragraph 4 of the Existing Financing Agreement.


Sixth Amendment to Financing Agreement v2     3

                  (c) Headings. Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  (d) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  (e) Governing Law. This Amendment shall be governed by and construed according to the laws of the State of California.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

                                         SHARPER IMAGE CORPORATION, a Delaware
                                         corporation


                                         By: /s/ Jeffrey P. Forgan
                                             -----------------------------------
                                         Name: Jeffrey P. Forgan
                                               ---------------------------------
                                         Title: SVP, CFO
                                               ---------------------------------

                                         By: /s/ Tracy Y. Wan
                                             -----------------------------------
                                         Name: Tracy Y. Wan
                                               ---------------------------------
                                         Title: President, COO
                                                --------------------------------

                                         THE CIT GROUP/BUSINESS CREDIT, INC., a
                                         New York Corporation

                                         By: /s/ Adrian Avalos
                                            ------------------------------------
                                         Name: Adrian Avalos
                                               ---------------------------------
                                         Title: VP
                                               ---------------------------------


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